Exhibit 10.01

                                3,280,000 Shares

                       Adelphia Communications Corporation

                              Class A Common Stock


                           U.S. UNDERWRITING AGREEMENT


                                                              August 12, 1998

SMITH BARNEY INC.
GOLDMAN, SACHS & CO.
NATIONSBANC MONTGOMERY SECURITIES LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
TD SECURITIES (USA) INC.
As Representatives of the U.S. Underwriters
    c/o Smith Barney Inc.
    388 Greenwich Street
    New York, New York 10013

Ladies & Gentlemen:

         Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell in the United States and Canada an aggregate of 3,280,000 shares (the "Firm Shares") of its Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), to the several Underwriters named in Schedule I hereto (the "U.S. Underwriters"), for whom Smith Barney Inc., Goldman, Sachs & Co., NationsBanc Montgomery Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and TD Securities
(USA) Inc. are acting as representatives (the "Representatives"). The Company also proposes to sell to the U.S. Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 615,000 shares (the "Additional Shares") of Class A Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

         It is understood that the Company is concurrently entering into an International Underwriting Agreement, dated the date hereof (the "International Underwriting Agreement"), providing for the sale of 820,000 shares (the "Firm International Shares") of the Class A Common Stock through arrangements with certain underwriters outside the United States and Canada (the "Managers"), for whom Smith Barney Inc., Goldman Sachs International, NationsBanc Montgomery Securities LLC, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and The Toronto-Dominion Bank are acting as lead managers (the "Lead Managers"). The Firm International Shares and the Shares, collectively, are herein called the "Underwritten Shares."

         The Company also understands that the Representatives and the Lead Managers have entered into an agreement (the "Agreement Between U.S. Underwriters and Managers") contemplating the coordination of certain transactions between the U.S. Underwriters and the Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may purchase from the Managers a portion of the Firm International Shares or sell to the Managers a portion of the Shares. The Company understands that any such purchases and sales between the U.S. Underwriters and the Managers shall be governed by the Agreement Between U.S. Underwriters and Managers and shall not be governed by the terms of this Agreement or the International Underwriting Agreement.

         The Company wishes to confirm as follows its agreement with you and the other several U.S. Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the U.S. Underwriters.

         1. Registration Statement and Prospectuses. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a Registration Statement on Form S-3 under the Act (the "Registration Statement"), including a prospectus and a prospectus supplement subject to completion relating to the Underwritten Shares. The term "Registration Statement" as used in this Agreement means the Registration Statement (including all financial schedules and exhibits), as supplemented or amended at the time of the execution of this Agreement. If a post-effective amendment or supplement to a registration statement is filed in connection with the offering of the Underwritten Shares, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment or supplement. The term "Prospectus" as used in this Agreement means the prospectus (including the prospectus supplement relating to the Underwritten Shares) in the form included in the Registration Statement, or, if the prospectus (including the prospectus supplement relating to the Underwritten Shares) included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus (or a prospectus supplement) filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus (including the prospectus supplement relating to the Underwritten Shares) in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus (including the prospectus supplement relating to the Underwritten Shares) filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the preliminary prospectus supplement relating to the Underwritten Shares) in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus (including the preliminary prospectus supplement relating to the Underwritten Shares) shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

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

         It is understood that two forms of Prepricing Prospectus and two forms of Prospectus are to be used in connection with the offering and sale of the Underwritten Shares: a Prepricing Prospectus and a Prospectus relating to the Shares that are to be offered and sold in the United States or Canada to U.S. or Canadian Persons (the "U.S. Prepricing Prospectus" and the "U.S. Prospectus," respectively), and a Prepricing Prospectus and a Prospectus relating to the Firm International Shares that are to be offered and sold outside the United States or Canada to persons other than U.S. or Canadian Persons (the "International Prepricing Prospectus" and the "International Prospectus," respectively). The U.S. Prospectus and the International Prospectus are herein collectively referred to as the "Prospectuses," and the U.S. Prepricing Prospectus and the International Prepricing Prospectus are herein called the "Prepricing Prospectuses." For purposes of this Agreement: "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Exchange Act, as applicable; "U.S. or Canadian Person" means any resident or national of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or any estate or trust the income of which is subject to United States or Canadian income taxation regardless of the source of its income (other than the foreign branch of any U.S. or Canadian Person), and includes any United States or Canadian branch of a person other than a U.S. or Canadian Person; "United States" means the United States of America (including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction; and "Canada" means Canada and its territories, its possessions and other areas subject to its jurisdiction.

         2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each U.S. Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $30.56 per Share (the "purchase price per share"), the number of Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

         The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the U.S. Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the U.S. Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 5:00 P.M., New York City time, on the 30th day after the date of the U.S. Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day


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

thereafter when the Nasdaq National Market is open for trading), up to an aggregate of 615,000 Additional Shares. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) that bears the same proportion to the number of Additional Shares to be purchased by the U.S. Underwriters as the number of Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I hereto (or such number of Firm Shares increased as provided for in Section 10 hereof) bears to the aggregate number of Firm Shares.

         3. Terms of Public Offering. The Company has been advised by you that the U.S. Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the U.S. Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to the U.S. Underwriters of and payment for the Firm Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on August 18, 1998 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

         Delivery to the U.S. Underwriters of and payment for any Additional Shares to be purchased by the U.S. Underwriters shall be made at the aforementioned office of Latham & Watkins at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the U.S. Underwriters to the Company of the U.S. Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

         5. Agreements of the Company. The Company agrees with the several U.S. Underwriters as follows:

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

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, the Prepricing Prospectuses or the Prospectuses or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectuses untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectuses in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectuses to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you, without charge, seven signed copies of the Registration Statement as originally filed with the Commission and of each amendment and supplement thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectuses of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the written opinion of counsel for the U.S. Underwriters, a prospectus is required to be delivered in connection with sales by any U.S. Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports to you, as Representatives of the U.S. Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the U.S. Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several U.S. Underwriters and by dealers, prior to the date of the U.S. Prospectus, of each U.S. Prepricing Prospectus so furnished by the Company.

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

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the written opinion of counsel for the U.S. Underwriters a prospectus is required by the Act to be delivered in connection with sales by any U.S. Underwriter or dealer, the Company will expeditiously deliver to each U.S. Underwriter and each dealer, without charge, as many copies of the U.S. Prospectus as you may request. The Company consents to the use of the U.S. Prospectus in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several U.S. Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the U.S. Prospectus is required by the Act to be delivered in connection with sales by any U.S. Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the U.S. Underwriters is required to be set forth in the U.S. Prospectus or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the U.S. Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish to the U.S. Underwriters and dealers a reasonable number of copies thereof.

                  (g) The Company will cooperate with you and with counsel for the U.S. Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several U.S. Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (i) During the period of five years after the date of this Agreement, the Company will (i) make generally available a copy of each report of the Company mailed to stockholders or filed with the Commission or the Nasdaq National Market and will promptly notify you of such mailing or filing and (ii) furnish to you from time to time such other information concerning the Company and its subsidiaries as you may request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the U.S. Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to negotiate in good faith regarding the reimbursement to the Representatives for out-of-pocket expenses (including fees and expenses of counsel for the U.S. Underwriters) incurred by you in connection herewith.

                  (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectuses.

                  (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectuses pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                  (m) For a period of 90 days after the date hereof (the "Lock-up Period"), the Company will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company (or any securities convertible into or exercisable or exchangeable for common stock of the Company) or grant any options or warrants to purchase common stock of the Company, except for (i) sales to the U.S. Underwriters pursuant to this Agreement and to the Managers pursuant to the International Underwriting Agreement, (ii) the issuance of options or grants or shares under the Company's Incentive Plan (as defined in the Prospectuses) or the Company's stock option or stock plans in existence on the date hereof; (iii) the issuance of 4,090,315 shares of Class A Common Stock (the "Direct Offering Shares") pursuant to the Direct Offering Agreement, dated as of the date hereof, among the Company, Highland Communications, L.L.C. (the "Direct Offering Agreement") as described in the Prospectuses; (iv) the issuance of shares of Class A Common Stock pursuant to a conversion of any Class B Common Stock or convertible preferred stock outstanding on the date hereof; (v) the issuance of capital stock of the Company to members of the Rigas Family (as defined in the Prospectuses); provided that any such member of the Rigas Family shall have furnished to you a "lock-up" letter, in form and substance satisfactory to you, with respect to any remaining portion of the Lock-Up Period; and (vi) any private placement of capital stock of the Company; provided that such capital stock shall remain "restricted securities" (as defined in Rule 144(a)(3) of the Act) for any remaining portion of the Lock-Up Period.

                  (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by the Company's stockholders set forth on Schedule II hereto.

                  (o) Except as stated in this Agreement, the International Underwriting Agreement and the Direct Offering Agreement and in the Prepricing Prospectuses and Prospectuses, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Class A Common Stock to facilitate the sale or resale of the Underwritten Shares.

                  (p) The Company will use its best efforts to have the Underwritten Shares listed, subject to notice of issuance, on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

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

         6. Representations and Warranties of the Company. The Company represents and warrants to each U.S. Underwriter that:

                  (a) Each of the Prepricing Prospectuses included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act; except that this representation and warranty does not apply to statements in or omissions from such Prepricing Prospectuses made in reliance upon and in conformity with information relating to any U.S. Underwriter or Manager furnished to the Company in writing by a U.S. Underwriter through the Representatives or by a Manager through the Lead Managers expressly for use therein. The Commission has not issued any order preventing or suspending the use of any of the Prepricing Prospectuses.

                  (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto has or shall become effective and the Prospectuses and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information relating to any U.S. Underwriter or Manager furnished to the Company in writing by a U.S. Underwriter through the Representatives or by a Manager through the Lead Managers expressly for use therein.

                  (c) The Company has not sustained since March 31, 1998 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses; and, since the respective dates as of which information is given in the Prospectuses, there has not been any reduction in the consolidated stockholders' equity or change in the capital stock, as applicable (other than reductions in the ordinary course of business consistent with prior periods), material increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Company or any of its material subsidiaries (the "Subsidiaries") or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' equity, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectuses.

                  (d) (i) Each of the Subsidiaries that is a partnership has been duly formed and is validly existing as a partnership in good standing under the laws of its state of formation, with full power and authority (partnership and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a material adverse effect on the business, general affairs, management, financial position, partners equity or shareholders' equity (other than reductions in the ordinary course of business consistent with prior periods), results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); and (ii) each of the Company and the Subsidiaries that are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect.

                  (e) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the International Underwriting Agreement and the Direct Offering Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided herein.

                  (f) Each of this Agreement, the International Underwriting Agreement and the Direct Offering Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (g) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the U.S. Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectuses.

                  (h) Each of the Company's Subsidiaries has the ownership or authorized capitalizations, as the case may be, as set forth in the Prospectuses, and all of the partnership interests of the Subsidiaries that are partnerships and all of the issued shares of capital stock of its Subsidiaries that are corporations have been duly and validly authorized and issued and with respect to shares of capital stock are fully paid and nonassessable; and all of the partnership interests of the Subsidiaries disclosed in the Prospectuses as being owned directly or indirectly by the Company and all of the issued shares of capital stock of the Subsidiaries that are corporations disclosed in the Prospectuses as being owned directly or indirectly by the Company have been duly and validly authorized and issued are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Prospectuses); and descriptions of the ownership of the various interests and shares of the Company and its Subsidiaries in the Prospectuses are true and complete in all material respects;

                  (i) Except as disclosed, contemplated or referenced in the Prospectuses, there are not currently, and will not be as a result of the transactions contemplated hereby, any material outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                  (j) Other than as set forth in the Prospectuses (including those matters referred to therein relating to general rulemakings and similar matters relating generally to the cable television industry), there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others; and except with respect to general rulemakings and similar matters relating generally to the cable television industry, during the time the Systems (as defined below) have been owned by the Company or a Subsidiary (i) there has been no adverse judgment, order, or decree issued by the United States Federal Communications Commission (the "FCC") relating to any of the Systems that has not been disclosed in the Prospectuses that would be required to be disclosed in the Prospectuses or the Registration Statement; (ii) there are no actions, suits, proceedings, inquiries or investigations by the FCC pending or threatened in writing against or affecting the Company, any of its Subsidiaries or any System; and (iii) to the Company's knowledge, after due inquiry, there is no reasonable basis for any such action, suit, proceeding or investigation.

                  (k) Except for matters covered by paragraph (x) below or with respect to matters that would not individually or in the aggregate have a Material Adverse Effect, (i) the Company and its Subsidiaries have made all filings, recordings and registrations with, and possess all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, cable television franchises, pole attachment agreements, and cable antenna relay service, broadcast auxiliary, earth station, business radio, microwave or special safety radio service licenses issued by the FCC (collectively, the "Authorizations") necessary or appropriate to own, operate and construct the cable communication systems owned by them (the "Systems") or otherwise for the operation of their businesses and are not in violation thereof; (ii) all such Authorizations are in full force and effect, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or modification of any Authorization which is necessary or appropriate to own, operate and construct the Systems or otherwise for the operation of any such business; (iii) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by the United States Communications Act of 1934, as amended (the "Communications Act"), or any FCC rule or regulation applicable to the operation of any portion of any of the Systems; (iv) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by state or local laws, or local rules or regulations applicable to the operation of any portion of any of the Systems; (v) there is not pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any action by the FCC or state or local regulatory authority to modify, revoke, cancel, suspend or refuse to renew any Authorization; (vi) other than as described in the Prospectuses, there is not now issued or outstanding or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any notice of any hearing, material violation or material complaint against the Company or any of its Subsidiaries with respect to the operation of any portion of the Systems and none of the Company or its Subsidiaries has any knowledge that any person intends to contest renewal of any material Authorization.

                  (l) (i) (A) The Company and its Subsidiaries have entered into, or have rights under, all required programming agreements (including, without limitation, all non-broadcast affiliation agreements under which the Company and its Subsidiaries are accorded retransmission rights relating to programming that the Systems provide to their customers) that are material to the conduct of their business as described in the Prospectuses; and (B) all such material agreements are in full force and effect and none of the Company, any of its Subsidiaries or any of its affiliates has received any written notice of revocation or material modifications of such material agreements; and (ii) (A) either the Company or its Subsidiaries has entered into agreements with the television stations that have notified the Company or its Subsidiaries that such station's respective consent is required to carry such stations on the Systems or has ceased carrying such stations; (B) all such agreements grant the Company or one of its Subsidiaries retransmission consent in exchange for various non-cash consideration; and (C) all such agreements are in full force and effect and are not subject to revocation (except in the case of material breach by the Company or its Subsidiaries) or material modifications, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material modification of any such agreement, except where the failure of such agreements to be in full force and effect or such revocation would not, in either case, individually or in the aggregate have a Material Adverse Effect.

                  (m) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, (i) all registration statements and all other documents (including but not limited to annual reports) required by the FCC in connection with the operation of the Systems have been filed with the FCC; (ii) all frequencies within the restricted aeronautical and navigational bands (i.e., 108-136 MHz and 225-400 MHz) which are currently being used in connection with the operation of the Systems have been authorized for such use by the FCC; (iii) each of the Systems subject to Equal Employment Opportunity Commission ("EEO") compliance certification by the FCC has been certified by the FCC for annual EEO compliance during the time such Systems have been owned by the Company or its Subsidiaries; and (iv) all towers associated with the Systems are in compliance with the rules and regulations of the United States Federal Aviation Administration.

                  (n) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, none of the Company or any of its Subsidiaries is in breach or violation of, or in default under, any of the terms, conditions or provisions of the Communications Act or the rules, regulations or policies of the FCC thereunder.

                  (o) (i) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, all statements of accounts and any other filings that are required under Section 111 of the United States Copyright Act of 1976, as amended, in connection with the retransmission of any broadcast television and radio signals on the Systems have been timely filed with the United States Copyright Office and indicated royalty payments have been made for each System for each accounting period during which such Systems have been owned by the Company or its Subsidiaries; (ii) none of the Company, any of its Subsidiaries or any System has received any inquiry or request from the United States Copyright Office or from any other party challenging or questioning any such statements of account or royalty payments; and (iii) no claim of copyright infringement has been made or threatened in writing against the Company, any of its Subsidiaries or any System.

                  (p) Neither the execution and delivery of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement, nor the consummation of the transactions contemplated hereby and thereby or by the Prospectuses under "Use of Proceeds," nor compliance with the terms, conditions and provisions hereof and thereof by the Company, will conflict with the Communications Act or the rules, regulations or policies of the FCC thereunder, or will cause any suspension, revocation, impairment, forfeiture, nonrenewal or termination of any material license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification.

                  (q) Neither the execution and delivery of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement nor the consummation of the transactions contemplated hereby or thereby nor compliance with the terms, conditions and provisions hereof and thereof by the Company, requires any license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification by or with the FCC.

                  (r) None of the Company or its the Subsidiaries is and, after giving effect to the transactions contemplated hereby will be (A) in violation of its charter, bylaws, partnership agreement or operating agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any Subsidiary or any of their respective assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

                  (s) Neither the issuance and sale of the Underwritten Shares and the Direct Offering Shares, the execution, delivery or performance by the Company of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement by the Company, or the consummation by the Company of the transactions contemplated hereby and thereby violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary or an acceleration of any indebtedness of the Company, any Subsidiary pursuant to, (i) the charter or bylaws of the Company or any Subsidiary or the partnership agreement or operating agreement governing any of their material joint ventures,
(ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or any of their material joint ventures is a party or by which any of them or their property is or may be bound, (iii) any local, state or Federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Communications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any Subsidiary, any of their material joint ventures or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, the Subsidiaries, any of their material joint ventures or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Prospectuses, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement or (2) the issuance and sale of the Underwritten Shares and the Direct Offering Shares and the transactions contemplated hereby and thereby, except (x) such as have been obtained and made under the Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (t) The accountants who have certified or shall certify the financial statements included in the Registration Statement and the Prospectuses are independent public accountants as required by the Act. The historical financial statements of the Company and each of the Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Act and present fairly in all material respects the financial position and results of operations of the Company and each of its Subsidiaries, at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The other financial information and data included in the Registration Statement and Prospectuses, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Prospectuses and the books and records of the Company and each of its Subsidiaries. The statistical information and data included in the Prospectuses are accurately presented in all material respects.

                  (u) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectuses, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectuses are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (v) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectuses, the Prospectuses or other materials, if any, permitted by the Act.

                  (w) There is (i) no unfair labor practice complaint pending against the Company or any Subsidiary or threatened, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened against the Company or any Subsidiary, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any Subsidiary or threatened against the Company or any Subsidiary and (iii) no union representation question existing with respect to the employees of the Company or any Subsidiary that, in the case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company or the Subsidiaries. None of the Company or any Subsidiary has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees,
(B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (x) None of the Company or any Subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  (y) Each of the Company and the Subsidiaries has (i) good and marketable title to all of the properties and assets described in the Prospectuses as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectuses or as would not have a Material Adverse Effect and (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee. All leases to which the Company and the Subsidiaries are a party are valid and binding and no default by the Company or any Subsidiary has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (z) Each of the Company and the Subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by the Company and its Subsidiaries in connection with the businesses now operated by it or which are proposed to be operated by the Company or its Subsidiaries free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company and any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as described in the Prospectuses as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person, except as would not have a Material Adverse Effect.

                  (aa) None of the Company, any Subsidiary, or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any Subsidiary, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any Subsidiary (or assist the Company or any Subsidiary in connection with any actual or proposed transaction) which (i) might subject the Company or any Subsidiary, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company or any Subsidiary or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

                  (bb) All tax returns required to be filed by the Company and each of the Subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company, any Subsidiary, or the assets or property of the Company or any Subsidiary.

                  (cc) None of the Company or the Subsidiaries is now, and after sale of the Underwritten Shares and the Direct Offering Shares to be sold by the Company and application of the net proceeds from such sale as described in the Prospectuses under the caption "Use of Proceeds" will not be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "registered holding company" or a "subsidiary company" or an "affiliate" of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUC Act").

                  (dd) Except as disclosed in the Prospectuses, there are no holders of securities of the Company or the Subsidiaries who, by reason of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Direct Offering Agreement, have the right to request or demand that the Company, any of the Subsidiaries or any of their joint ventures register any of its securities (including, without limitation, Class A Common Stock and Class B Common Stock) under the Act. Except as described in the Prospectuses, no such rights with respect to any shares of Class A Common Stock have been exercised as of the date hereof.

                  (ee) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (ff) Each of the Company and the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses. None of the Company or any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (gg) None of the Company or any of the Subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Shares, (ii) since the date of the Prospectuses, (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Common Stock or
(B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (hh) The execution and delivery of this Agreement, the International Underwriting Agreement and the Direct Offering Agreement and the issuance and sale of the Underwritten Shares and the Direct Offering Shares will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

                  (ii) None of (A) the execution, delivery and performance of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement, (B) the issuance and sale of the Underwritten Shares and the Direct Offering Shares, (C) the application of the proceeds from the issuance and sale of the Underwritten Shares and the Direct Offering Shares or (D) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Prospectuses, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (jj) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company, any of its Subsidiaries or any of their joint ventures and any other person that would give rise to a valid claim against the Company or any of the U.S. Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

                  (kk) During the past twenty-four months, the Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none or such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (ll) Each of the Company and the Subsidiaries has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any affiliate located in Cuba.

                  (mm) Except as disclosed in the Prospectuses, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission.

                  The Company acknowledges that the U.S. Underwriters and, for purposes of the opinions to be delivered to the U.S. Underwriters pursuant to
Section 8(e), (f), (g) and (k) hereof, counsel to the Company and counsel to the U.S. Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7.       Indeminification and Contribution
                  (a) The Company agrees to indemnify and hold harmless each of you and each other U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any U.S. Prepricing Prospectus or in the Registration Statement or the U.S. Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such U.S. Underwriter or Manager furnished in writing to the Company by any U.S. Underwriter through the Representatives and by any Manager through the Lead Managers expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any U.S. Prepricing Prospectus shall not inure to the benefit of any U.S. Underwriter (or to the benefit of any person controlling such U.S. Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such U.S. Underwriter to any person if a copy of the U.S. Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such U.S. Prepricing Prospectus was corrected in the U.S. Prospectus, provided that the Company has delivered the U.S. Prospectus to the several U.S. Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any U.S. Underwriter or any person controlling any U.S. Underwriter in respect of which indemnity may be sought against the Company, such U.S. Underwriter or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such U.S. Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such U.S. Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such U.S. Underwriter or such controlling person, and the Company and such U.S. Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such U.S. Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such U.S. Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any U.S. Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each U.S. Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each U.S. Underwriter, but only with respect to information relating to such U.S. Underwriter furnished in writing by or on behalf of such U.S. Underwriter through the Representatives expressly for use in the Registration Statement, the U.S. Prospectus or any U.S. Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the U.S. Prospectus or any U.S. Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any U.S. Underwriter pursuant to this paragraph (c), such U.S. Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such U.S. Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such U.S. Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the U.S. Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the U.S. Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the U.S. Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the U.S. Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the U.S. Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault of the Company on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the U.S. Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any U.S. Underwriter or any person controlling any U.S. Underwriter, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any U.S. Underwriter or any person controlling any U.S. Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

         8. Conditions of U.S. Underwriters' Obligations. The several obligations of the U.S. Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto (including pursuant to Rule 462(b)) to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any U.S. Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been complied with to your satisfaction.

                  (c) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, that would have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectuses, which in your opinion, as Representatives of the several U.S. Underwriters, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company, the Subsidiaries, or any officer or director of the Company or the Subsidiaries which makes any statement made in the Prospectuses untrue or which, in the opinion of the Company and its counsel or the U.S. Underwriters and their counsel, requires the making of any addition to or change in the Prospectuses in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectuses to reflect such event or development would, in your opinion, as Representatives of the several U.S. Underwriters, materially adversely affect the market for the Shares.

                  (d) You shall have received a certificate, dated the Closing Date, signed on behalf of the Company by any two officers (for the purpose of this subsection (d) "officer" shall mean the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or Assistant Secretary) in form and substance reasonably satisfactory to you, confirming, as of the Closing Date, the matters set forth in paragraphs
(a), (b), and (c) of this Section 8, certain incumbency matters and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                  (e) You shall have received on the Closing Date, an opinion, dated the Closing Date, in form and substance satisfactory to you, of Buchanan Ingersoll Professional Corporation, counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its formation, with full corporate power and authority to own its properties and conduct its business as described in the Prospectuses.

                           (ii) This Agreement, the International Underwriting Agreement and the Direct Offering Agreement have been duly authorized, executed and delivered by the Company.

                           (iii) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The outstanding shares of capital stock of the Company are as set forth in the Prospectuses under the caption "Capitalization." The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectuses under the caption "Description of Capital Stock."

                           (iv) The Underwritten Shares to be issued and sold to the U.S. Underwriters and Managers by the Company under the U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized and when issued and delivered to the U.S. Underwriters and Managers against payment therefor in accordance with the terms of the U.S. Underwriting Agreement and the International Underwriting Agreement, will be validly issued, fully paid and nonassessable and free of any (A) preemptive rights or (B) to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Class A Common Stock upon the issuance thereof by the Company, other than as described in the Prospectuses.

                           (v) The Direct Offering Shares have been duly authorized and when issued and delivered against payment therefor in accordance with the terms of the Direct Offering Agreement, will be validly issued, fully paid and nonassessable and free of (A) preemptive rights or (B) to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any shares of Class A Common Stock upon the issuance thereof by the Company, other than as described in the Prospectuses.

                           (vi) The form of certificates for the Underwritten Shares and Direct Offering Shares conforms to the requirements of the Nasdaq National Market and the Delaware General Corporation Law.

                           (vii) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectuses pursuant to Rule 424(b) has been made in accordance with Rule 424(b).

                           (viii) The Company has the corporate power and authority to enter into this Agreement, the International Underwriting Agreement and the Direct Offering Agreement and to issue, sell and deliver the Underwritten Shares and the Direct Offering Shares as provided therein, and each of the U.S. Underwriting Agreement, the International Underwriting Agreement and the Direct Offering Agreement have been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (B) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding) and (C) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or public policy and (D) waivers as to usury, stay or extension laws may be unenforceable.

                           (ix) The Registration Statement and the Prospectuses, as of their dates (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion is expressed), and each amendment or supplement thereto, as of its date, comply as to form in all material respects with the Act.

                           (x) Neither the issuance, sale or delivery of the Underwritten Shares and the Direct Offering Shares, nor the execution, delivery or performance of the U.S. Underwriting Agreement, the International Underwriting Agreement or the Direct Offering Agreement, or compliance by the Company with all provisions of the U.S. Underwriting Agreement, the International Underwriting Agreement and the Direct Offering Agreement, nor consummation by the Company of the transactions contemplated hereby or by the International Underwriting Agreement or the Direct Offering Agreement violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter or bylaws of the Company or (ii) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or its assets or properties known to such counsel, except in the case of clause (ii) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Prospectuses.

                           (xi) None of the Company, its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or (ii) a "registered holding company" or a "subsidiary company" or an "affiliate" of a registered holding company within the meaning of the PUC Act.

                           (xii) Except as set forth in the Prospectuses, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement or the consummation by the Company of the transactions contemplated thereby, have the right to request or demand that the Company register under the Act securities held by them.

                           (xiii) None of (A) the execution, delivery and performance of this Agreement, the International Underwriting Agreement and the Direct Offering Agreement or (B) the issuance and sale of the Underwritten Shares and the Direct Offering Shares and the application of the proceeds from the issuance and sale of the Underwritten Shares and the Direct Offering Shares will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                           (xiv) To the knowledge of such counsel, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any Subsidiary is or may be a party or to which the business or property of any of the Company or any Subsidiary is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any Subsidiary is or may be subject has been issued that, in the case of clauses (i), (ii) and (iii) above, (x) is required to be disclosed in the Prospectuses and that is not so disclosed and, (y) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, it being understood that for purposes of this opinion, such counsel need express no opinion with respect to (i) actions, suits investigation or proceedings before the FCC or any similar state or local regulatory commission or body, (ii) statutes, rules, regulations or orders by any FCC or any similar state or local regulatory commission or (iii) injunctions, restraining orders or other orders by the FCC or any similar state or local regulatory commission or body.

                           (xv) The statements set forth in the Prospectuses under the caption "Risk Factors -- Shares Eligible for Future Sale," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financing Transactions," insofar as they purport to describe the Company's Capital Stock or the debt instruments referred to therein are, when taken together with the other information included in the Prospectuses, accurate in all material respects.

                  In addition, such counsel shall also state that, during the course of the preparation of the Registration Statement and Prospectuses, such counsel participated in conferences with officers and other representatives of the Company, representatives of the certified public accountants of the Company, your representatives and your counsel, at which conferences the contents of the Prospectuses and related matters were generally discussed and, although such counsel has not undertaken, except as otherwise indicated in our opinion, to determine independently, and such counsel is not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and have not made an independent investigation of facts for the purpose of rendering this opinion, such counsel advises you that, on the basis of the foregoing (relying as to materiality to the extent we deemed appropriate upon the statements of officers and other representatives of the Company), no facts have come to our attention which lead us to believe that the Registration Statement at the time it became effective, or the Prospectuses, as of their respective dates and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated in the Prospectuses or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel expresses no opinion as to financial statements (including the schedules and notes thereto) or any other financial or statistical data or calculations directly or indirectly contained or referenced to in, or related to, or omitted from, the Prospectuses.

                  The opinion of such counsel may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, the Commonwealth of Pennsylvania and the federal laws of the United States.

                  (f) You shall have received on the Closing Date, an opinion, dated the Closing Date, in form and substance satisfactory to you, of Randall D. Fisher, Esq., General Counsel of the Company, to the effect that:

                           (i) Except as set forth in the Prospectuses, each of the Company and its Subsidiaries has all of the licenses, permits, franchises and authorizations, if any, required by the relevant governmental authorities of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut and/or its political subdivisions for the provision of cable television service (as such counsel understands service to be provided which may be based on a certificate of an officer of the Company, provided that such counsel shall state that they believe that both you and he are justified in relying on such certificate), where the failure to obtain or hold such license, permit, franchise or authorization would have a Material Adverse Effect;

                           (ii) To the best of such counsel's knowledge after due inquiry, each of the Company and its Subsidiaries has made all filings, reports, applications and submissions required by the laws and ordinances relating to cable services of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and the ordinances of the state's political subdivisions relating thereto, and the rules and regulations promulgated therewith.

                           (iii) Each of the Company and its Subsidiaries has the consents, approvals, authorizations, licenses, certificates, permits, or orders of any governmental authorities of the each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and its political subdivisions, if any, required for the consummations of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would have a Material Adverse Effect.

                           (iv) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened by or before any court or governmental body each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont,

         Michigan and Connecticut, against or affecting any of the Company or its Subsidiaries, or the business of the Company and its Subsidiaries.

                           (v) The statements in the Prospectuses under the headings "Risk Factors -- Regulation in the Telecommunications Industry" and "Risk Factors -- Competition," insofar as they relate to the Company and its Subsidiaries operations in each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

                           (vi) Neither the execution and delivery of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement nor the offering of the Underwritten Shares or the Direct Offering Shares contemplated hereby or thereby will conflict with or result in a violation of any order or regulation of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, or its political subdivisions applicable to the Company and its Subsidiaries, the conflict with or the violation of which would have a material adverse effect on the Company and its Subsidiaries.

                  (g) You shall have received on the Closing Date, an opinion, dated the Closing Date, in form and substance satisfactory to you, of Colin H. Higgin, Deputy General Counsel of the Company, to the effect that:

                           (i) None of the Company or its Subsidiaries is in violation of its certificate of incorporation, by-laws, certificate of limited partnership or partnership agreement, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any partnership agreement, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                           (ii) Each of the Company and its Subsidiaries has been duly qualified as a foreign corporation or partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to so qualify would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

                           (iii) Each subsidiary of the Company is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Prospectuses) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

                           (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholder's equity, partners' equity, or results of operations of the Company and its Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                           (v) Neither the issuance and sale of the Underwritten Shares and the Direct Offering Shares, the execution, delivery or performance by the Company of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement, or the consummation by the Company of the transactions herein and therein contemplated will not, to the best of my knowledge after due inquiry, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, sale/leaseback transaction, loan agreement or other similar financing agreement, or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or a Subsidiary by a local franchising governmental body) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation, by-laws, the certificate of limited partnership or the partnership agreements of the Company and its Subsidiaries, as appropriate, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties.

                           (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Underwritten Shares, the execution, delivery or performance by the Company of this Agreement, the International Underwriting Agreement or the Direct Offering Agreement or the consummation by the Company of the transactions contemplated herein or therein, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Underwritten Shares by you and the Managers.

                           (vii) Except as described in the Prospectuses or in the Underwriting Agreements, all of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance (other than liens to secure indebtedness under credit facilities disclosed in the Prospectuses). There are not, to my knowledge, other than as set forth, contemplated or referenced in the Prospectuses, currently, and will not be immediately following the issuance and sale of the Shares, any material outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                           (viii) The Consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Prospectuses, will not violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                           In addition, such counsel shall also state that, although we have not undertaken, except as otherwise indicated in our opinion, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, we have participated in the preparation of the Registration Statement and the Prospectuses, including general review and discussion of the contents thereof but have made no independent check or verification thereof, and no facts have come to our attention that would lead us to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectuses, as of their respective dates and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectuses, as of their respective dates, and as of the Closing Date and the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectuses or necessary in order to make the statements in the Prospectuses, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements, schedules, pro forma financial statements and the notes thereto and other financial data included in the Registration Statement and the Prospectuses).

                  (h) You shall have received on the Closing Date, an opinion of Fleischman & Walsh, L.L.P., special regulatory counsel for the Company and its Subsidiaries, dated the Closing Date, in form and substance satisfactory to you, of, to the effect that:

                           (i) The communities listed in Section A of Attachment 1 to the opinion have been registered with the FCC in connection with the operation of the Systems. The filing of a registration statement constitutes initial FCC authorization for the commencement of cable television operations in the community registered.

                           (ii) The Subsidiaries hold certain FCC licenses, as that term is defined below ("FCC Licenses"). All FCC Licenses and receive-only earth station registrations held by the Subsidiaries in connection with the operation of the Cable Systems are listed on Attachment 1 to the Opinion. To the best of our knowledge, all such FCC Licenses have been validly issued or assigned to the present licensee and are currently in full force and effect. We have no knowledge of any event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by the Subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the best of our knowledge, no other FCC Licenses are required in connection with the operation of the Cable Systems by the Subsidiaries in the manner we have advised they are presently being operated. For the purposes of this opinion, an FCC License is defined as an authorization, or renewal thereof, issued by the FCC authorizing the transmission of radio energy through the airways.

                           (iii) Other than proceedings affecting the cable television industry generally, there is no action, suit or proceeding pending before or, to the best of our knowledge, threatened by the FCC which is reasonably likely to have a materially adverse impact upon the cable television operations of the Company and its Subsidiaries taken as a whole.

                           (iv) To the best of our knowledge after due inquiry, the Company and the Subsidiaries have filed all current and routine filings, reports, applications and submissions required under the Communications Act, as amended, and under the rules and regulations of the FCC.

                           (v) The Subsidiaries hold all authorizations and/or have filed all notifications required by the FCC in connection with their operation on all frequencies in the 108-137 MHz and 225-400 MHz bands which we have been advised are currently being utilized on the Cable Systems. The geographic and technical parameters with respect to the authorized use of these frequencies are listed on Attachment 1 hereto.

                           (vi) The employment units covered by the Cable Systems and operated by the Subsidiaries have been certified, where required, by the FCC for compliance with equal employment opportunity ("EEO") requirements in each of calendar years 1992 through 1996 in which such Cable Systems have been owned and operated by the Company or the Subsidiaries. Employment certification records for the years prior to 1992 have been purged from the FCC's database and are therefore outside the scope of this opinion.

                           (vii) Statements of Account required by Section 111 of the Copyright Act of 1976, as amended have been filed, together with royalty payments accompanying said Statements of Account, with the U.S. Copyright Office for the Cable Systems covering each of the accounting periods beginning with January 1 through June 30, 1994 accounting period and ending with the July 1 through December 31, 1996 accounting period during which such Cable Systems have been operated by the Subsidiaries. We have not received the information or calculations contained in these Statements, and express no opinion with respect to the accuracy thereof. To the best of our knowledge, there are no currently outstanding inquiries received from the U.S. Copyright Office or any other party which question the copyright filings or payments made by the Company or the Subsidiaries with respect to the Cable Systems. It is possible that there may be matters pending before the U.S. Copyright Office relating to the Cable Systems, the Company or the Subsidiaries of which we do not have knowledge because such matters have not yet been incorporated into the available public files of the U.S. Copyright Office. However, we are not aware of the pending or threatened claim, action or demand for copyright infringement or for non-payment of royalties with respect to the Statements of Account or related royalty payments filed by the Company and the Subsidiaries for the Cable Systems.

                           (viii) The Company has obtained all consents, approvals and authorizations of the FCC, if any, required for the consummation of the transactions of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approval, authorizations, licenses, certificates, permits or orders would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries.

                           (ix) Neither the execution and delivery of the Purchase Agreement nor the offering of the Senior Notes contemplated thereby will conflict with or result in a violation of any order or regulation of the FCC applicable to the Company and the Subsidiaries, the conflict with or the violation of which would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries. However, we call your attention to the following.

                           (x) Under the Act as now in effect, the sale or other disposition of certain pledged collateral and the exercise of certain other rights and remedies conferred upon you by any agreement or by applicable law might constitute an assignment of an FCC licensee, or transfer of control of an FCC license, requiring for its consummation the prior consent of the FCC granted upon an appropriate application thereof.

                           (xi) Under the Act as now in effect, and as now interpreted by the FCC, no valid security interest may be granted in an FCC license. To the extent that the Purchase Agreement and/or related financing documents purport to grant to you a security interest in any FCC licenses, such security interest may not be legally enforceable.

                           (xii) In the course of our representation of the Company and its Subsidiaries, no matters have come to our attention, other than matters affecting the cable television industry generally, which would reasonable be expected to have a materially adverse impact upon the cable television operations of the Company and the Subsidiaries taken as a whole.

                           (xiii) In our opinion, the Statements in the Prospectuses under the headings "Risk Factors -- Regulation in the Telecommunications Industry" and "Risk Factors -- Competition," insofar as the purport to describe the provisions of the law referred to therein, are accurate, complete and fair in all material respects.

                  (i) You shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, of Latham & Watkins, counsel to the Representatives of the Underwriters, covering such matters as are customarily covered in such opinions.

                  (j) At the time this Agreement is executed and at the Closing Date, you shall have received from Deloitte & Touche LLP, independent public accountants for the Company dated as of the date of this Agreement and of the Closing Date, respectively, a customary comfort letter addressed to the you and in form and substance satisfactory to you with respect to the financial statements and certain financial information of the Company and the Subsidiaries contained in the Registration Statement and the Prospectuses.

                  (k) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectuses; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as may otherwise be stated in the Registration Statement and, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectuses.

                  (l) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (m) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (n) The Shares shall have been listed or approved for listing upon notice of issuance on the Nasdaq National Market.

                  (o) The closing under the International Underwriting Agreement shall have occurred concurrently with the closing hereunder on the Closing Date.

                  (p) The issuance and sale of the Direct Offering Shares shall have occurred in accordance with the terms and conditions set forth in the Direct Offering Agreement.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Company and delivered to you, as Representatives of the U.S. Underwriters, or to counsel for the U.S. Underwriters, shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the statements made therein.

                  The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

         9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prepricing Prospectuses, the Prospectuses, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prepricing Prospectuses, the Prospectuses, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Class A Common Stock under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the U.S. Underwriters relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the U.S. Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several U.S. Underwriters, by notifying the Company.

                  If any one or more of the U.S. Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting U.S. Underwriter or U.S. Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the U.S. Underwriters are obligated to purchase on the Closing Date, each non-defaulting U.S. Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting U.S. Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among U.S. Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting U.S. Underwriter or U.S. Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the U.S. Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the U.S. Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting U.S. Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting U.S. Underwriter from liability in respect of any such default of any such U.S. Underwriter under this Agreement. The term "U.S. Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting U.S. Underwriter is obligated, but fails or refuses, to purchase.

                  Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any U.S. Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited,
(ii) a general moratorium on commercial banking activities in New York or Philadelphia shall have been declared by either federal or state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the U.S. Prospectus or to enforce contracts for the resale of the Shares by the U.S. Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Information Furnished by the U.S. Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third, seventh, eighth, tenth and fifteenth paragraphs under the caption "Underwriting" in any U.S. Prepricing Prospectus and in the U.S. Prospectus, constitute the only information furnished by or on behalf of the U.S. Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

         13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Adelphia Communications Corporation, Main at Water Street, Coudersport, Pennsylvania 16915, Attention: Chief Financial Officer; or (ii) if to you, as Representatives of the several U.S. Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the several U.S. Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any U.S. Underwriter of any of the Shares in his status as such purchaser.

         14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                            [signature pages follow]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several U.S. Underwriters.


                                           Very truly yours,

                                  ADELPHIA COMMUNICATIONS CORPORATION


                                            By:   /s/ James R. Brown
                                            Name:   James R. Brown
                                            Title:  Vice President


Confirmed as of the date first above mentioned on behalf of themselves and the other several U.S. Underwriters named in Schedule I hereto.

SMITH BARNEY INC.
GOLDMAN, SACHS & CO.
NATIONSBANC MONTGOMERY SECURITIES LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
TD SECURITIES (USA) INC.

As Representatives of the Several U.S. Underwriters

By    SMITH BARNEY INC.


      By:  /s/ Michael E. Anderson
      Name:  Michael E. Anderson
      Title:

                                      S-I-1

                                   SCHEDULE I

                       ADELPHIA COMMUNICATIONS CORPORATION


U.S. Underwriter                                        Number of Firm Shares
----------------                                        ---------------------
Smith Barney Inc.                                              766,000
Goldman, Sachs & Co.                                           765,000
NationsBanc Montgomery Securities LLC                          765,000
Credit Suisse First Boston Corporation                         328,000
Lehman Brothers Inc.                                           328,000
TD Securities (USA) Inc.                                       328,000

TOTAL                                                        3,280,000

                                     S-II-1


                                   SCHEDULE II

                                 LOCK-UP LETTERS


1.    John J. Rigas

2.    Michael J. Rigas

3.    Timothy J. Rigas

4.    Ellen K. Rigas

5.    James P. Rigas

6.    Highland Communications, L.L.C.

7.    Highland Preferred Communications, L.L.C.

8. Syracuse Hilton Head Holdings, L.P.

9.    Doris Holdings, L.P.

10.   Eleni Acquisition, Inc.

11.   Dorellenic